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                                                                    EXHIBIT 24.2

                                POWER OF ATTORNEY


          Each of the undersigned directors and each of the undersigned officers of McKesson HBOC, Inc., a Delaware corporation (the "Corporation"), does hereby constitute and appoint Ivan D. Meyerson as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead in any and all capacities, to execute and deliver in his or her name and on his or her behalf any and all post-effective amendments to the Registration Statement on Form S-3 (Registration No. 333-26443) under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the deregistration of securities registered thereunder (the "Securities"), and to file the same with all exhibits thereto and any other documents in connection therewith and any and all other certificates, letters, reports, statements, applications and any other documents and instruments in connection with the deregistration of the Securities which such attorney-in-fact and agent deems necessary, advisable or appropriate to enable the Corporation to comply with (i) the Securities Act, the Securities Exchange Act of 1934, as amended, and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Securities and Exchange Commission in respect of any thereof; (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America; and (iii) the securities or similar applicable laws of any foreign jurisdiction, and each of the undersigned hereby grants unto such attorney-in-fact and agent or his substitute or substitutes, each and every act and thing requisite and necessary to be done in and about the premises as fully as to all intents and purposes as he or she might or could do in person, and does hereby ratify and confirm as his or her own acts and deeds all that such attorney-in-fact and agent, or his substitute or substitutes, shall lawfully do or cause to be done by virtue hereof. Such attorney-in-fact and agent shall have, and may exercise, all of the powers hereby conferred.

          IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 31st day of March 1999.



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Mark A. Pulido                             Tully M. Friedman



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Richard H. Hawkins                         Alton F. Irby III



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Heidi E. Yodowitz                          M. Christine Jacobs



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Alfred C. Eckert III                       Gerald E. Mayo

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/s/ Charles W. McCall
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Charles W. McCall                          Carl E. Reichardt



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James V. Napier                            Alan Seelenfreund



/s/ David S. Pottruck
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David S. Pottruck                          Jane E. Shaw

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